UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report July 31, 2013

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	0-24796	98-0438382

(State or other jurisdiction of incorporation and organisation)	(Commission File Number)	(IRS Employer Identification No.)

O'Hara House, 3 Bermudiana Road, Hamilton, Bermuda		HM 08
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (441) 296-1431

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

We issued a press release announcing the results for the three and six months ended June 30, 2013.

The press release is furnished as Exhibit 99.1 and incorporated herein by reference.  Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The press release includes financial measures which are not presented in accordance with US GAAP.  Management believes that the presentation of the non-GAAP financial measures provides useful information to investors regarding the Company's results of operations because we use these non-GAAP financial measures to assess operational efficiencies and these measures also form the basis of bonus incentives for executive management and throughout the Company.

Item 8.01. Other Events
Central European Media Enterprises Ltd. ("we" or the "Company") is providing segment information recast from the year ended December 31, 2012 to reflect the change in our operating segments and in the presentation of certain components of our operating expenses to better reflect how cost centers are managed under our new operating model. These changes had no effect on previously reported net revenue or net loss for the year ended December 31, 2012 or for net revenue and net loss / income for any of the three-month periods within the twelve months ended December 31, 2012, but we believe that the recast financial information is helpful to investors and analysts in better understanding our 2013 financial results.
The recast segment information is furnished as Exhibit 99.2 hereto and incorporated herein by reference. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
The recast segment information includes financial measures which are not presented in accordance with US GAAP. Management believes that the presentation of the non-GAAP financial measures provides useful information to investors regarding the Company's results of operations because we use these non-GAAP financial measures to assess operational efficiencies and these measures also form the basis of bonus incentives for executive management and throughout the Company.
The disclosure in this Item 8.01 is incorporated by reference in Item 2.02 hereof.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1     Press Release, dated July 31, 2013 (furnished only)
99.2     Segment Data (furnished only)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned thereunto duly authorized.

Date:	July 31, 2013	/s/	David Sturgeon
David Sturgeon
Deputy Chief Financial Officer